                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        NEOGENESIS PHARMACEUTICALS, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                                                                               04-3357990
--------------------------------------------------------------------------------------------------------------
(State of Incorporation or Organization)                                                      (I.R.S. Employer
                                                                                           Identification no.)

840 MEMORIAL DRIVE, CAMBRIDGE, MASSACHUSETTS                                                             02139
--------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                            (zip code)

  If this form relates to the             If this form relates to the
  registration of a class of securities   registration of a class of securities
  pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
  Exchange Act and is effective           Exchange Act and is effective
  pursuant to General Instruction         pursuant to General Instruction
  A.(c), please check the following       A.(d), please check the following
  box. |_|                                box. |X|

Securities to be registered pursuant to Section 12(b) of the Act:

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

 TITLE OF EACH CLASS                                          NAME OF EACH EXCHANGE ON WHICH
 TO BE SO REGISTERED                                          EACH CLASS IS TO BE REGISTERED
--------------------                                          ------------------------------

                                      None.

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $.001 PAR VALUE
                          -----------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required by Item 202 of Regulation S-K is included under the heading "Description of capital stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-73508), filed with the Securities and Exchange Commission on November 16, 2001 (the "Registration Statement"), including any form of the prospectus contained therein filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference.


ITEM 2.  EXHIBITS

         1. The Fourth Amended and Restated Certificate of Incorporation of the Registrant is incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

         2. The Amended and Restated By-Laws of the Registrant are incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

         3. A specimen copy of the certificate representing shares of the Registrant's Common Stock is incorporated herein by reference to Exhibit 4.1 to the Registration Statement.


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                                    SIGNATURE

         Pursuant to the Requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement, as amended, to be signed on its behalf by the undersigned, thereto duly authorized.


                                            NEOGENESIS PHARMACEUTICALS, INC.



                                            By: /s/ Satish Jindal, Ph.D.
                                               --------------------------------
                                               Satish Jindal, Ph.D.
                                               Chief Executive Officer


Date: December 19, 2001